                                  EXHIBIT "A"
                                  -----------

     J.W. Lander, Jr., Vanco Trusts, James W. Collins, as trustee of Vanco Trusts, J.W. Lander, III, Durward R. Anderson, Ben Brollier, Herbert Laufman and Laufman's, Inc. each wish to satisfy their individual filing obligation under
Section 13(d) of the Securities Exchange Act of 1934 (the "Act") by the filing of a single joint statement. Therefore, each hereby agrees that the Schedule 13D to which this Exhibit is attached is filed on behalf of each of J.W. Lander, Jr., Vanco Trusts, James W. Collins, as trustee of Vanco Trusts, J.W. Lander, III, Durward R. Anderson, Ben Brollier, Herbert Laufman and Laufman's, Inc. pursuant to Rule 13d-1(f) under the Act.

IN WITNESS WHEREOF, this Agreement has been signed this 9th day of May, 1995.


                              /s/ J.W. Lander, Jr.
                              --------------------------------------------------
                              J.W. Lander, Jr.


                              VANCO TRUSTS


                              By:/s/ James W. Collins
                                 -----------------------------------------------
                                 James W. Collins, Trustee


                              /s/ James W. Collins
                              --------------------------------------------------
                              James W. Collins


                              /s/ J.W. Lander, III
                              --------------------------------------------------
                              J.W. Lander, III


                              /s/ Durward R. Anderson
                              --------------------------------------------------
                              Durward R. Anderson


                              /s/ Ben Brollier
                              --------------------------------------------------
                              Ben Brollier


                              /s/ Herbert Laufman
                              --------------------------------------------------
                              Herbert Laufman


                              LAUFMAN'S, INC.


                              By:/s/ Herbert Laufman
                                 -----------------------------------------------
                                 Herbert Laufman, President

EXHIBIT "A" - Page 1
- -----------